Exhibit 10.4

REVOLVING LOAN NOTE

$100,000,000.00	June 18, 2026 New York, New York

FOR VALUE RECEIVED, STRAWBERRY FIELDS REALTY LP, a Delaware limited partnership (together with any Person that may from time to time hereafter become party hereto as a Borrower, individually and collectively, the “Borrower”), hereby, jointly and severally, promises to pay to the order of POPULAR BANK, a New York State chartered commercial bank, as agent (“Agent”), and a lender (the “Lender”), at its office at 85 Broad Street, 10th Floor, New York, New York 10004, or at such other place as the holder hereof may designate in writing, in lawful money of the United States of America, the principal sum of ONE HUNDRED MILLION AND NO/100 Dollars ($100,000,000.00), or such lesser principal sum as may then be owed by the Borrower to the Lender hereunder, on or before the Stated Maturity Date.

THE INDEBTEDNESS EVIDENCED HEREBY SHALL BECOME IMMEDIATELY DUE AND PAYABLE UPON THE EARLIEST TO OCCUR OF (X) THE STATED MATURITY DATE; (Y) THE ACCELERATION OF THE LIABILITIES (AS DEFINED IN THE REVOLVING LOAN AND SECURITY AGREEMENT OF EVEN DATE HEREWITH BY AND AMONG THE BORROWER, AGENT AND CERTAIN OTHER FINANCIAL INSTITUTIONS PARTY FROM TIME TO TIME THERETO AS LENDERS (AS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “LOAN AGREEMENT”)) PURSUANT TO SECTION 10.2 OF THE LOAN AGREEMENT; AND (Z) THE TERMINATION OF THE LOAN AGREEMENT (WHETHER BY PREPAYMENT OR OTHERWISE) IN ACCORDANCE WITH ITS TERMS. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

This revolving loan note (this “Revolving Loan Note”) shall bear interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until the Stated Maturity Date, or until maturity due to acceleration or otherwise and, after maturity, until Paid in Full, at the rates per annum and upon the terms specified in the Loan Agreement. Accrued interest on the Revolving Loan shall be due and payable and shall be made by the Borrower to the Lender in accordance with the Loan Agreement. Interest payments on such Revolving Loan shall be computed using the interest rate then in effect pursuant to the Loan Agreement and based on the outstanding principal balance of the Revolving Loan.

All payments on account of indebtedness evidenced by this Revolving Loan Note shall be made and applied as specified in the Loan Agreement. Payments of both principal and interest hereunder are to be made in same day or immediately available funds.

This Revolving Loan Note is one of the “Revolving Loan Notes” referred to in the Loan Agreement, and is subject to all of the terms and conditions of the Loan Agreement, as such Loan Agreement may from time to time be amended, restated, supplemented, or otherwise modified, which terms and conditions are hereby made a part of this Revolving Loan Note to the same extent and with the same force and effect as if they were fully set forth herein.

Upon the occurrence and during the continuance of any Event of Default, including, without limitation, the failure to pay any principal, interest, charges, costs, expenses and/or fees in accordance with the terms set forth in the Loan Agreement, which shall constitute an Event of Default under this Revolving Loan Note, the Lender shall be entitled, at its sole option, in accordance with and as provided in the Loan Agreement, to accelerate the then outstanding indebtedness hereunder and take such other action as may be provided for in the Loan Agreement, any Financing Agreement, or otherwise by law.

The remedies of the holder hereof as provided in this Revolving Loan Note, in the Loan Agreement, and in any other Financing Agreement shall be cumulative and concurrent, and may be pursued singly, successively, or together against the Borrower, and/or against any collateral or guarantor, in accordance with the Loan Agreement.

The Borrower hereby waives presentment for payment, demand, notice of nonpayment, notice of dishonor, protest of any dishonor, notice of protest, and protest of this Revolving Loan Note and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Revolving Loan Note, except as provided in the Loan Agreement, and agrees that its liability shall be unconditional without regard to the liability of any other party or person and shall not in any manner be affected by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof; and the Borrower agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to the Borrower or affecting the Borrower’s liability hereunder.

It being the intent of the Lender and the Borrower that the rate of interest and all other charges to the Borrower be lawful, if for any reason the payment of a portion of the interest or other charges otherwise required to be paid under this Revolving Loan Note would exceed the limit which the Lender may lawfully charge the Borrower, then the obligation to pay interest or other charges shall automatically be reduced to such limit and, if any amounts in excess of such limit shall have been paid, then such amounts shall at the option of the Lender either be refunded to the Borrower or credited to the principal amount of this Revolving Loan Note so that under no circumstances shall the interest or other charges required to be paid by the Borrower hereunder exceed the maximum rate allowed by law.

The holder hereof shall not by any act of omission or commission be deemed to waive any of its rights or remedies hereunder unless such waiver be in writing and signed by the holder hereof (and then only to the extent specifically set forth therein). A waiver of any one event shall not be construed as continuing or as a bar to or waiver of such right or remedy on a subsequent event.

Whenever possible, each provision of this Revolving Loan Note and the Loan Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Revolving Loan Note or the Loan Agreement shall be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions of this Revolving Loan Note or the Loan Agreement.

This Revolving Loan Note shall not be amended, restated, supplemented or otherwise modified except pursuant to a writing signed by both Lender and Borrower.

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Without limiting the expansiveness of any similar provision contained in the Loan Agreement, if at any time or times, Lender: (a) employs counsel in good faith for advice or other representation (i) with respect to this Revolving Loan Note, the Loan Agreement, any of the other Financing Agreements or any collateral securing this Revolving Loan Note, (ii) to represent Lender in any restructuring, workout, litigation, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute or proceeding (whether instituted by Lender, Borrower or any other person or entity) in any way or respect relating to this Revolving Loan Note, the Loan Agreement, any of the other Financing Agreements, any collateral securing this Revolving Loan Note or Borrower’s affairs, or (iii) to enforce any rights of Lender against Borrower; (b) takes any action to protect, collect, sell, liquidate or otherwise dispose of any collateral securing this Revolving Loan Note; and/or (c) attempts to or enforces any of Lender’s rights and remedies against Borrower, the costs and expenses incurred by Lender in any manner or way with respect to the foregoing shall be part of the indebtedness evidenced by this Revolving Loan Note, payable by Borrower to Lender on demand. Without limiting the generality of the foregoing, such expenses and costs include: court costs, reasonable attorneys’ fees and expenses, and accountants’ fees and expenses.

Payment of this Revolving Loan Note is secured by certain real and personal property as identified in the Loan Agreement.

Payment of this Revolving Loan Note has been guaranteed by (i) Strawberry Fields REIT, Inc., a Maryland corporation (“SFREIT”), under a separate Guaranty, dated of even date herewith, and (ii) each of the Real Estate Companies (as defined in the Loan Agreement) (together with SFREIT, individually and collectively, Guarantor”), under a separate Guaranty and Security Agreement, dated of even date herewith. It is a covenant and condition hereof that in case any Guarantor shall (i) be declared a bankrupt, (ii) dissolve or (iii) file a petition in voluntary bankruptcy or under Title 11 of the United States Code, or under any similar State or Federal law, or such Guarantor files any declaration, answer or pleading admitting such Guarantor’s insolvency or inability to pay or discharge such Guarantor’s liabilities, or if a trustee or a receiver is appointed for such Guarantor, or for the property or estate of such Guarantor, or should any court take jurisdiction of such Guarantor’s property or estate or should such Guarantor make an assignment for the benefit of such Guarantor’s creditors, then upon the occurrence of any such event, the Lender or the holder of this Revolving Loan Note may declare that a default has occurred hereunder, and in consequences thereof the entire unpaid principal balance and all accrued and unpaid interest thereon shall be immediately due and payable pursuant to the terms of the Loan Agreement; and in addition, the Lender or the holder of this Revolving Loan Note may avail itself of any other right or remedy reserved to it under or identified in the Loan Agreement and the Financing Agreements securing this Revolving Loan Note, and as set forth in law or equity.

The Borrower shall use the proceeds represented by this Revolving Loan Note as provided in the Loan Agreement. The Borrower further covenants with the Lender that the Borrower is not in the business of extending credit for the purpose of purchasing or carrying margin security (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds represented by this Revolving Loan Note will be used to purchase or carry any margin securities or to extend credit to others for the purpose of purchasing or carrying any margin securities.

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This Revolving Loan Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon the Borrower and its successors and permitted assigns. As used herein the term “Lender” shall mean and include the successors and assigns of the identified payee and the holder or holders of this Revolving Loan Note from time to time.

THIS REVOLVING LOAN NOTE SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND ENFORCED AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF ANY OTHER LAWS.

THE BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS REVOLVING LOAN NOTE, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT HEREOF AND THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND APPELLATE COURTS FROM ANY THEREOF;

(b) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING (i) ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME, (ii) THE RIGHT TO ASSERT OR IMPOSE ANY CLAIM, NON-COMPULSORY SET-OFF, COUNTERCLAIM OR CROSS-CLAIM IN RESPECT THEREOF IN SUCH PROCEEDING; PROVIDED, HOWEVER, THIS WAIVER DOES NOT PRECLUDE THE RIGHT TO ASSERT A DEFENSE IN SUCH ACTION OR PROCEEDING OR TO ASSERT OR IMPOSE ANY CLAIM, COUNTERCLAIM OR CROSS-CLAIM WHICH THE BORROWER WISHES TO PURSUE IN A SEPARATE PROCEEDING AT ITS SOLE COST AND EXPENSE, AND (iii) ALL STATUTES OF LIMITATIONS WHICH MAY BE RELEVANT THERETO; AND

(c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE BORROWER AT ITS ADDRESS SET FORTH IN THE LOAN AGREEMENT OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO. THE BORROWER AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW (i) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE BORROWER IN ANY SUIT, ACTION OR PROCEEDING, AND (ii) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO THE BORROWER. NOTHING HEREIN SHALL AFFECT THE AGENT’S AND LENDER’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR LIMIT THE AGENT’S AND LENDER’S RIGHT TO BRING PROCEEDINGS AGAINST THE BORROWER OR ITS PROPERTY IN ANY COURT OR ANY OTHER JURISDICTION.

THE BORROWER, AGENT AND LENDER HEREBY IRREVOCABLY AND KNOWINGLY WAIVE (TO THE FULLEST EXTENT PERMITTED BY LAW) ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING, WITHOUT LIMITATION, ANY COUNTERCLAIM) ARISING OUT OF THIS REVOLVING LOAN NOTE, ANY OF THE FINANCING AGREEMENTS OR ANY OTHER AGREEMENTS OR TRANSACTIONS RELATED HERETO OR THERETO, INCLUDING, WITHOUT LIMITATION, ANY ACTION OR PROCEEDING (A) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS REVOLVING LOAN NOTE OR ANY INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (B) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS REVOLVING LOAN NOTE AND THE FINANCING AGREEMENTS. THE AGENT, LENDER AND THE BORROWER AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT A JURY.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Borrower has caused this Revolving Loan Note to be duly executed by its authorized officers as of the date first above written.

STRAWBERRY FIELDS REALTY LP, a Delaware limited partnership

By:	/s/ Moishe Gubin
Name:	Moishe Gubin
Its:	Authorized Signatory

Signature Page to Revolving Loan Note - Popular Bank